UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2016

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

II	Western Asset Middle Market Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Middle Market Income Fund Inc. for the twelve-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 27, 2016

Western Asset Middle Market Income Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the twelve months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures (“PCE”), nonresidential fixed investment, state and local government spending, and residential fixed investment. The U.S. Department of Commerce’s final reading for fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.5%, as reported by the U.S. Department of Labor. By April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

May 27, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Middle Market Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Middle Market Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

The Fund may also invest up to 20% of its managed assets in non-middle market securities. The non-middle market securities the Fund expects to invest in include corporate debt securities rated investment grade or below investment grade of U.S. and foreign (including emerging markets) issuers and U.S. government debt securities.

No more than 10% of the Fund’s managed assets may be invested in any one issuer, except securities issued by the U.S. government and its agencies. The Fund may sell certain fixed income and equity securities short including, but not limited to, U.S. government debt securities, for hedging purposes. The Fund may invest all or a portion of its managed assets in illiquid securities.

The Fund is an actively managed portfolio consisting primarily of fixed-income securities. The durationi of the Fund’s portfolio is anticipated to be between two and four years. However, the duration may change significantly at any time and is dependent on market conditions and investment opportunities available to the Fund. The Fund has a limited term. It is anticipated that the Fund will terminate on or before December 30, 2022. Although it has an anticipated term of eight years, the Fund’s term may be shorter or longer, depending on market conditions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios reflects a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Christopher N. Jacobs and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve months ended April 30, 2016. The fixed income market was volatile at times given signs of moderating economic growth, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended April 30, 2016. Two-year Treasury yields rose from 0.58% at the beginning of the period to 0.77% at the end of the period. Their peak of 1.09% occurred December 29, 2015, and they were as low as 0.55% on both May 15, 2015 and July 8, 2015. Ten-year Treasury yields were 2.05% at the beginning of the period and ended the period at 1.83%. Their peak of 2.50% was on June 10, 2015 and their low of 1.63% occurred on February 11, 2016.

The Barclays U.S. Aggregate Indexiii, returned 2.72% for the twelve months ended April 30, 2016. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results. Over the reporting period, the Caa component of the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)iv declined 5.47%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. In terms of sector and industry positioning, we increased the Fund’s allocation to Health Care, Real Estate Investment Trusts (“REITs”)v, Consumer Cyclicals1 and Packaging, while reducing its exposures to Consumer Products, Exploration & Production (“E&P”) Energy, Metals & Mining and Paper & Forest Products. We actively participated in the new issue market and purchased securities that we felt were attractively valued.

During the reporting period, we utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 19%, versus 15% at the beginning of the period. The use of leverage detracted from results given the negative performance of the Fund’s high-yield exposure.

Performance review

For the twelve months ended April 30, 2016, Western Asset Middle Market Income Fund Inc. returned -12.74% based on its net asset value (“NAV”)vi. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index returned -5.47% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevii returned -4.61% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $90.00 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV as of April 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2016
Price Per Share	12-Month Total Return**
$708.75 (NAV)	-12.74	%†

All figures represent past performance and are not a guarantee of future results.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

*	For the tax character of distributions paid during the fiscal year ended April 30, 2016, please refer to page 29 of this report.

2	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the disposition of shares.

† Total returns assume the reinvestment of all distributions at NAV.

Q. What were the leading contributors to performance?

A. Contributing to the Fund’s absolute performance during the reporting period was its exposure to a number of sectors. In particular, the Fund’s allocations to the Capital Goods1, Consumer Non-Cyclicals2 sectors and REITs were positive for results.

A number of individual holdings contributed to performance, including the Fund’s positions in Oasis Petroleum, Coeur D’Alene Mining and Empire Today. Oasis Petroleum is an exploration and production company focused on drilling its reserves in the Williston Basin. As a higher quality energy company at an attractive price, Oasis Petroleum has performed well with the recent increase in oil prices. Coeur D’Alene Mining is a gold and silver mining company whose bonds performed well as the prices of silver and gold have increased beginning in January 2016. Empire Today’s bonds contributed to Fund returns as the company’s operations have improved, and we believe the market is looking forward to the issue’s February 1, 2017 maturity date.

Q. What were the leading detractors from performance?

A. Detracting from absolute performance during the reporting period was the Fund’s positions in a number of sectors. The largest detractor was the Energy sector. The Basic Industry3, Transportation4 and Communications5 sectors were also negative for performance, albeit to lesser extents. An emphasis on lower-rated bonds also hurt results, as lower-quality securities underperformed their higher quality counterparts over the twelve-month period reporting period as a whole.

Elsewhere, certain of the Fund’s individual securities hurt its performance. In particular, Halcon Resources, Magnum Hunter Resources and Thompson Creek Metals were negative for results. Halcon Resources is an independent energy company. Its bonds performed poorly as the company approached the market with exchange offers and subsequently announced the hiring of restructuring advisors. The Fund sold its Halcon Resources bonds at a loss, swapping the proceeds into other Energy sector securities. Magnum Hunter Resources is a natural gas producer operating in the Utica and Marcellus Shale basins. The company entered bankruptcy in December 2015 and emerged in May 2016 with new management and a new Board of Directors. In our view, it should benefit from a significant reduction in debt. The Fund’s investment in

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[4]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[5]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

Magnum Hunter Resources notes and an interim loan have been converted into private shares. While natural gas prices have remained depressed in recent months, we are optimistic about the longer term prospects for the Fund’s position in Magnum Hunter Resources based on it attractive, low cost reserves and its ownership stake in valuable midstream assets. Thompson Creek Metals is a molybdenum miner and processor. Its bonds performed poorly through the second half of 2015, as the commodity price declined. In addition, the market anticipated that the company faced a need for continued large capital expenditures, coupled with near term debt maturities — the combination of which could lead to a possibly restructuring. The Fund exited its position in Thompson Creek Metals during the reporting period and we redeployed the assets into other investment opportunities.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 17, 2016

RISKS: An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. All investments are subject to risk, including possible loss of principal. Fixed-income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser and approved by the Legg Mason North Atlantic Fund Valuation Committee. Investments in foreign securities involve risks, including the

4	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

Portfolio holdings and breakdowns are as of April 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2016 were: Industrials (25.0%), Consumer Discretionary (20.6%), Energy (15.8%), Materials (13.0%) and Consumer Staples (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

[v]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and April 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

6	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — April 30, 2016

Total Spread Duration
XWMFX	— 2.96 years
Benchmark	— 3.50 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — April 30, 2016

Total Effective Duration
XWMFX	— 2.63 years
Benchmark	— 3.51 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

8	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Schedule of investments

April 30, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 98.9%
Consumer Discretionary — 18.4%
Hotels, Restaurants & Leisure — 8.9%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	$2,500,000	$2,018,750	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	4,000,000	3,620,000	(b)
Golden Nugget Escrow Inc., Senior Notes	8.500%	12/1/21	5,000,000	5,212,500	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	5,000,000	5,200,000	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,194,420	(a)
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer Inc., Senior Notes	5.625%	5/1/24	290,000	303,050	(a)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	220,000	232,100	(a)
Total Hotels, Restaurants & Leisure				19,780,820
Household Durables — 2.6%
APX Group Inc., Senior Notes	8.750%	12/1/20	6,000,000	5,655,000	(b)
Leisure Products — 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,181,000	661,360	(a)(b)
Media — 2.8%
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	6,175,941	4,354,038	(a)(c)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	1,810,000	1,839,413	(a)
Total Media				6,193,451
Multiline Retail — 0.9%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	740,000	647,500	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,670,000	1,394,450	(a)(c)
Total Multiline Retail				2,041,950
Specialty Retail — 1.6%
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,440,000	1,108,800	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,200,000	1,215,000	(a)(b)
HT Intermediate Holdings Corp., Senior Notes	12.000%	5/15/19	1,250,000	1,168,750	(a)(b)(c)
Total Specialty Retail				3,492,550
Textiles, Apparel & Luxury Goods — 1.3%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	3,020,000	2,989,800	(a)
Total Consumer Discretionary				40,814,931
Consumer Staples — 5.2%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	500,000	477,500	(a)(b)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

April 30, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 2.0%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	$4,750,000	$4,399,687	(a)
Household Products — 1.1%
Sun Products Corp., Senior Notes	7.750%	3/15/21	2,500,000	2,368,750	(a)(b)
Tobacco — 1.9%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	5,000,000	4,181,250
Total Consumer Staples				11,427,187
Energy — 13.8%
Energy Equipment & Services — 1.3%
Pride International Inc., Senior Notes	7.875%	8/15/40	2,750,000	2,045,312
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,500,000	937,500	(a)(b)
Total Energy Equipment & Services				2,982,812
Oil, Gas & Consumable Fuels — 12.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,000,000	1,780,000	(a)(b)
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,000,000	1,330,000	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,500,000	2,747,500	(a)
Linc USA GP/Linc Energy Finance USA Inc., Secured Notes	12.500%	10/31/17	5,350,000	7,522	*(a)(c)(d)(i)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	6,090,000	1,674,750	*(d)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,900,000	565,500	(a)(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	4,465,000	3,058,525
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,088,000	3,760,960
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	210,000	188,475
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,607,000	2,352,818	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	2,180,000	2,316,250	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	2,010,000	1,999,950	(b)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,490,000	1,512,350
RSP Permian Inc., Senior Notes	6.625%	10/1/22	2,000,000	2,075,000	(b)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,060,000	2,302,650
Total Oil, Gas & Consumable Fuels				27,672,250
Total Energy				30,655,062
Financials — 7.5%
Consumer Finance — 3.6%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,507,200	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	4,500,000	3,532,500	(a)(b)
Total Consumer Finance				8,039,700

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 0.9%
NewStar Financial Inc., Senior Notes	7.250%	5/1/20	$2,000,000	$1,867,500
Real Estate Investment Trusts (REITs) — 1.3%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	3,000,000	2,857,500	(b)
Real Estate Management & Development — 1.7%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	2,000,000	1,890,000
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	2,000,000	1,962,500	(b)
Total Real Estate Management & Development				3,852,500
Total Financials				16,617,200
Health Care — 6.0%
Health Care Equipment & Supplies — 2.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,500,000	1,209,375	(a)(b)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	510,000	508,725	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	3,700,000	3,311,500	(b)
Total Health Care Equipment & Supplies				5,029,600
Health Care Providers & Services — 3.7%
BioScrip Inc., Senior Notes	8.875%	2/15/21	4,000,000	3,420,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,155,000	4,839,514	(b)
Total Health Care Providers & Services				8,259,514
Total Health Care				13,289,114
Industrials — 23.2%
Aerospace & Defense — 2.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,254,000	2,765,900	(a)(b)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,241,000	1,286,762	(a)(e)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,872,000	1,815,840	(b)
Total Aerospace & Defense				5,868,502
Air Freight & Logistics — 1.0%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	2,250,000	2,171,250	(a)(b)
Commercial Services & Supplies — 2.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,750,000	2,234,375	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,650,000	3,987,375
Total Commercial Services & Supplies				6,221,750
Construction & Engineering — 8.8%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	5,000,000	4,287,500	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	5,000,000	5,075,000	(a)(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,027,500	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,492,830	4,092,159	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

April 30, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Construction & Engineering — continued
Modular Space Corp., Secured Notes	10.250%	1/31/19	$3,925,000	$2,041,000	(a)(b)
Total Construction & Engineering				19,523,159
Electrical Equipment — 1.3%
Interface Grand Master Holdings Inc., Senior Notes	17.000%	8/15/19	2,024,264	1,872,444	(c)(f)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,000,000	960,000	(a)(b)
Total Electrical Equipment				2,832,444
Machinery — 1.0%
Accuride Corp., Senior Secured Notes	9.500%	8/1/18	2,500,000	2,143,750
Marine — 1.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,260,000	2,697,650	(a)
Road & Rail — 3.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,150,000	2,176,875	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	5,500,000	4,317,500	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	450,000	285,750	(a)(b)
Total Road & Rail				6,780,125
Trading Companies & Distributors — 0.5%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	1,500,000	1,151,250	(a)(b)
Transportation — 0.9%
Jack Cooper Enterprises Inc., Senior Notes	10.500%	3/15/19	5,302,890	2,068,127	(a)(b)(c)
Total Industrials				51,458,007
Information Technology — 6.5%
Electronic Equipment, Instruments & Components — 2.9%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	5,000,000	4,868,750	(b)
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	2,000,000	1,570,000
Total Electronic Equipment, Instruments & Components				6,438,750
Internet Software & Services — 2.7%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	5,734,000	5,877,350	(a)(b)(c)
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,350,000	1,943,000	(a)(b)(e)
Total Information Technology				14,259,100
Materials — 12.6%
Chemicals — 4.4%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	1,500,000	1,455,000	(a)(b)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	6,271,000	6,365,065	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	2,660,000	1,875,300	(a)(b)
Total Chemicals				9,695,365

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Construction Materials — 0.7%
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	$1,930,000	$1,486,100	(a)(b)
Containers & Packaging — 3.0%
BWAY Holding Co., Senior Notes	9.125%	8/15/21	3,500,000	3,368,750	(a)
Consolidated Container Co., LLC/Consolidated Container Capital Inc., Senior Notes	10.125%	7/15/20	4,000,000	3,365,000	(a)(b)
Total Containers & Packaging				6,733,750
Metals & Mining — 4.5%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	5,230,000	4,040,175	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	6,733,000	5,992,370	(b)
Total Metals & Mining				10,032,545
Total Materials				27,947,760
Telecommunication Services — 4.5%
Diversified Telecommunication Services — 2.5%
Cogent Communications Holdings Inc., Senior Notes	5.625%	4/15/21	1,750,000	1,723,750	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	2,000,000	1,647,500
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,000,000	665,000
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,250,000	328,125	(a)
Windstream Services LLC, Senior Notes	7.500%	6/1/22	1,500,000	1,237,500	(b)
Total Diversified Telecommunication Services				5,601,875
Wireless Telecommunication Services — 2.0%
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	590,000	649,000	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	890,000	992,350	(a)(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	815,000	745,725
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	1,978,200
Total Wireless Telecommunication Services				4,365,275
Total Telecommunication Services				9,967,150
Utilities — 1.2%
Independent Power and Renewable Electricity Producers — 1.2%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,922,883	2,721,935	(b)
Total Corporate Bonds & Notes (Cost — $249,977,261)				219,157,446
Senior Loans — 17.5%
Consumer Discretionary — 2.2%
Diversified Consumer Services — 1.4%
Affinion Group Inc., Second Lien Term Loan	8.500%	10/31/18	4,000,000	3,160,000	(g)(h)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	630,000	519,750	(g)(h)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

April 30, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — 0.6%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	$2,504,700	$1,239,826	(g)(h)
Total Consumer Discretionary				4,919,576
Consumer Staples — 5.3%
Food Products — 5.3%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	3,943,022	3,940,558	(g)(h)
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	4,000,000	3,760,000	(g)(h)
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	4,500,000	4,162,500	(g)(h)
Total Consumer Staples				11,863,058
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/19/16	1,927,006	1,917,371	(e)(g)(h)
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	3,000,000	750,000	*(d)(g)(h)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	2,977,500	1,786,500	(g)(h)
Total Energy				4,453,871
Health Care — 2.5%
Health Care Equipment & Supplies — 1.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	2,690,224	2,407,750	(g)(h)
Health Care Providers & Services — 1.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	3,500,000	3,241,875	(g)(h)
Total Health Care				5,649,625
Industrials — 1.8%
Aerospace & Defense — 0.2%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	492,500	428,475	(g)(h)
Marine — 1.6%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	4,000,000	3,500,000	(g)(h)
Total Industrials				3,928,475
Information Technology — 1.8%
Electronic Equipment, Instruments & Components — 1.8%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	4,000,000	3,893,332	(g)(h)
Materials — 0.4%
Paper & Forest Products — 0.4%
NewPage Corp., DIP Term Loan	11.000%	7/26/17	438,499	397,938	(g)(h)
NewPage Corp., DIP Term Loan	11.000%	7/28/17	437,944	295,612	(g)(h)
NewPage Corp., Term Loan	9.500%	2/11/21	1,056,542	178,291	*(d)(g)(h)
Total Materials				871,841
Utilities — 1.5%
Electric Utilities — 1.5%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	3,672,900	3,287,246	(g)(h)
Total Senior Loans (Cost — $45,220,850)				38,867,024

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Shares	Value
Convertible Preferred Stocks — 0.4%
Health Care — 0.4%
Pharmaceuticals — 0.4%
Allergan PLC (Cost — $852,522)	5.500%	1,017	$825,285
Total Investments — 116.8% (Cost — $296,050,633#)			258,849,755
Liabilities in Excess of Other Assets — (16.8)%			(37,254,512)
Total Net Assets — 100.0%			$221,595,243

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	The coupon payment on these securities is currently in default as of April 30, 2016.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Subsequent to April 30, 2016, $374,445 of accrued interest was written off by the Fund.

#	Aggregate cost for federal income tax purposes is $296,481,139.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	15

Statement of assets and liabilities

April 30, 2016

Assets:
Investments, at value (Cost — $296,050,633)	$258,849,755
Cash	1,235,704
Receivable for securities sold	7,883,852
Interest receivable	7,037,227
Prepaid expenses	1,702
Total Assets	275,008,240

Liabilities:
Loan payable (Note 6)	53,000,000
Investment management fee payable	274,947
Interest payable	16,471
Directors’ fees payable	4,841
Accrued expenses	116,738
Total Liabilities	53,412,997
Total Net Assets	$221,595,243

Net Assets:
Par value ($0.001 par value, 312,658 shares issued and outstanding; 100,000,000 shares authorized)	$313
Paid-in capital in excess of par value	313,839,574
Undistributed net investment income	2,037,822
Accumulated net realized loss on investments	(57,081,588)
Net unrealized depreciation on investments	(37,200,878)
Total Net Assets	$221,595,243

Shares Outstanding	312,658

Net Asset Value	$708.75

See Notes to Financial Statements.

16	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Statement of operations

For the Year Ended April 30, 2016

Investment Income:
Interest	$32,078,797

Expenses:
Investment management fee (Note 2)	3,740,831
Interest expense (Note 6)	531,283
Audit and tax fees	80,720
Directors’ fees	61,062
Fund accounting fees	37,288
Transfer agent fees	29,279
Shareholder reports	11,418
Custody fees	3,402
Insurance	3,361
Legal fees	1,000
Miscellaneous expenses	499
Total Expenses	4,500,143
Net Investment Income	27,578,654

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(49,926,430)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(14,917,626)
Net Loss on Investments	(64,844,056)
Decrease in Net Assets From Operations	$(37,265,402)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	17

Statements of changes in net assets

For the Year Ended April 30, 2016 and the Period Ended April 30, 2015	2016	2015†

Operations:
Net investment income	$27,578,654	$16,128,693
Net realized loss	(49,926,430)	(7,155,158)
Change in net unrealized appreciation (depreciation)	(14,917,626)	(22,283,252)
Decrease in Net Assets From Operations	(37,265,402)	(13,309,717)

Distributions to Shareholders From (Note 1):
Net investment income	(28,679,760)	(13,011,034)
Decrease in Net Assets From Distributions to Shareholders	(28,679,760)	(13,011,034)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 317,149 shares issued, respectively)	—	316,514,702	[1]
Reinvestment of distributions (2,898 and 504 shares issued, respectively)	2,135,424	454,750
Cost of shares repurchased through tender offer (7,993 and 0 shares repurchased, respectively) (Note 5)	(5,343,720)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(3,208,296)	316,969,452
Increase (Decrease) in Net Assets	(69,153,458)	290,648,701

Net Assets:
Beginning of year	290,748,701	100,000	[2]
End of year*	$221,595,243	$290,748,701
*Includesundistributed net investment income of:	$2,037,822	$3,138,928

†	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

[1]	Net of offering costs of $634,298.

[2]	100 shares issued and outstanding (100 shares were issued to Legg Mason, Inc. on June 23, 2014).

See Notes to Financial Statements.

18	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Statement of cash flows

For the Year Ended April 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(37,265,402)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(111,612,327)
Sales of portfolio securities	128,965,853
Net purchases, sales and maturities of short-term investments	(1,858,466)
Net amortization of premium (accretion of discount)	(1,844,482)
Increase in receivable for securities sold	(7,677,091)
Decrease in interest receivable	1,742,757
Increase in prepaid expenses	(1,702)
Decrease in other receivables	44,228
Decrease in payable for securities purchased	(1,629,337)
Decrease in investment management fee payable	(74,857)
Increase in Directors’ fees payable	1,947
Increase in interest payable	3,679
Decrease in accrued expenses	(14,174)
Net realized loss on investments	49,926,430
Change in net unrealized appreciation (depreciation) of investments	14,917,626
Net Cash Provided by Operating Activities	33,624,682

Cash Flows From Financing Activities:
Distributions paid on common stock	(26,544,336)
Payment for shares repurchased through tender offer	(5,343,720)
Decrease in due to custodian	(500,922)
Net Cash Used in Financing Activities	(32,388,978)
Net Increase in Cash	1,235,704
Cash at Beginning of Year	—
Cash at End of Year	$1,235,704

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,135,424

*	Included in operating expenses is cash of $527,604 paid for interest fees on borrowings.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2016[1]	2015[1,2]

Net asset value, beginning of year	$915.01	$998.00 [3]

Income (loss) from operations:
Net investment income	86.64	50.82
Net realized and unrealized loss	(202.90)	(92.81)
Total loss from operations	(116.26)	(41.99)

Less distributions from:
Net investment income	(90.00)	(41.00)
Total distributions	(90.00)	(41.00)

Net asset value, end of year	$708.75	$915.01
Total return based on NAV[4]	(12.74)%	(4.11)%

Net assets, end of year (000s)	$221,595	$290,749

Ratios to average net assets:
Gross expenses	1.83%	1.55%[5]
Net expenses	1.83	1.55 [5]
Net investment income	11.20	7.99 [5]

Portfolio turnover rate	39%	29%

Supplemental data:
Loan Outstanding, End of Year (000s)	$53,000	$53,000
Asset Coverage Ratio for Loan Outstanding[6]	518%	649%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[6]	$5,181	$6,486
Weighted Average Loan (000s)	$53,000	$40,118 [7]
Weighted Average Interest Rate on Loan	1.00%	0.89%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

[3]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[7]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

20	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	21

Notes to financial statements (cont’d)

price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes
Industrials	—	$49,585,563	$1,872,444	$51,458,007
Other corporate bonds & notes	—	167,699,439	—	167,699,439
Senior loans:
Consumer discretionary	—	4,399,826	519,750	4,919,576
Consumer staples	—	3,940,558	7,922,500	11,863,058
Energy	—	—	4,453,871	4,453,871
Health care	—	3,241,875	2,407,750	5,649,625
Materials	—	178,291	693,550	871,841
Utilities	—	—	3,287,246	3,287,246
Other senior loans	—	7,821,807	—	7,821,807
Convertible preferred stocks	$825,285	—	—	825,285
Total investments	$825,285	$236,867,359	$21,157,111	$258,849,755

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	23

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Utilities	Industrials
Balance as of April 30, 2015	$2,170,000	—
Accrued premiums/discounts	(4,260)	$14,631
Realized gain (loss)[1]	(139,439)	—
Change in unrealized appreciation (depreciation)[2]	8,699	(66,451)
Purchases	—	1,924,264
Sales	(2,035,000)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Balance as of April 30, 2016	—	$1,872,444
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2016[2]	—	$(66,451)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Industrials	Materials	Utilities	Total
Balance as of April 30, 2015	—	$11,283,092	$2,925,000	$3,513,125	$4,080,000	—	—	$23,971,217
Accrued premiums/discounts	$281	35,775	45,850	9,456	(1,466)	$9,885	—	110,152
Realized gain (loss)[1]	—	151,011	(56,307)	85	(15,578)	941	—	(59,287)
Change in unrealized appreciation (depreciation)[2]	(107,381)	(525,569)	(859,138)	(294,091)	(62,956)	(30,259)	—	(1,937,146)
Purchases	626,850	991,250	4,595,966	2,428,314	—	734,409	—	11,301,053
Sales	—	(4,013,059)	(2,947,500)	(7,264)	(4,000,000)	(21,426)	—	(13,024,249)
Transfers into Level 3[3]	—	—	750,000	—	—	—	$3,287,246	4,037,246
Transfers out of Level 3[4]	—	—	—	(3,241,875)	—	—	—	(3,241,875)
Balance as of April 30, 2016	$519,750	$7,922,500	$4,453,871	$2,407,750	—	$693,550	$3,287,246	$21,157,111
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2016[2]	$(107,381)	$(358,872)	$(916,125)	$(17,435)	—	$(30,259)	—	$(1,496,523)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement

24	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	25

Notes to financial statements (cont’d)

the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

26	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) serve as an additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a fee for their services at no additional expense to the Fund. Each of Western Asset Limited, Western Singapore and Western Japan receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$111,612,327
Sales	128,965,853

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,482,664
Gross unrealized depreciation	(44,114,048)
Net unrealized depreciation	$(37,631,384)

4. Derivative instruments and hedging activities

During the year ended April 30, 2016, the Fund did not invest in derivative instruments.

5. Tender offer

On February 16, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the outstanding common stock (“Shares”) or 7,993 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on February 29, 2016 and expired on March 30, 2016.

On April 5, 2016, the Fund announced the final results of the tender offer. A total of 16,981 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,993 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 47% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered

28	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

and accepted Shares on April 4, 2016. The purchase price of properly tendered Shares was $668.55 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on March 30, 2016. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended April 30, 2016 was $531,283. For the year ended April 30, 2016, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $53,000,000 and the weighted average interest rate was 1.00%. At April 30, 2016, the Fund had $53,000,000 of borrowings outstanding per this credit agreement.

7. Distributions subsequent to April 30, 2016

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/17/16	6/24/16	$22.50

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$28,679,760	$13,011,034

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

As of April 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,120,497
Deferred capital losses*	(56,651,082)
Other book/tax temporary differences(a)	(82,675)
Unrealized appreciation (depreciation)(b)	(37,631,384)
Total accumulated earnings (losses) — net	$(92,244,644)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Subsequent event

The Fund announced on May 17, 2016 that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s outstanding shares of common stock. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund intends to commence its tender offer on or about June 6, 2016 with the expiration of the tender offer currently expected to be July 6, 2016.

30	Western Asset Middle Market Income Fund Inc. 2016 Annual Report

Report of independent registered public

accounting firm

The Board of Directors and Shareholders

Western Asset Middle Market Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Middle Market Income Fund Inc. (the “Fund”), including the schedule of investments, as of April 30, 2016, the related statement of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period from August 26, 2014 (commencement of operations) to April 30, 2015. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Middle Market Income Fund Inc. as of April 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from August 26, 2014 (commencement of operations) to April 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 20, 2016

Western Asset Middle Market Income Fund Inc. 2016 Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Middle Market Income Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

32	Western Asset Middle Market Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London and Western Asset Singapore help to provide certain investment sub-advisory services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in

Western Asset Middle Market Income Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

Although the boards of directors of the other Legg Mason Funds at the Contract Renewal Meeting received and considered comparative performance information and analyses at June 30, 2015 for those other funds (the “Lipper Performance Information”) from an independent provider of investment company data, the Fund commenced operations in August 2014, and because the Fund had less than one year of performance, Lipper Performance Information was not available for the Fund. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark. At the Contract Renewal Meeting, the Board received and considered information and analyses prepared by the Manager comparing the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark from the Fund’s inception to June 30, 2015. On a net asset value basis, the Fund underperformed its benchmark for such period. Among other things, the Manager noted that the Fund is structured differently than most closed-end funds. The Board considered that the limited performance record of the Fund made meaningful performance comparisons difficult.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with

34	Western Asset Middle Market Income Fund Inc.

Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and twelve other leveraged high yield closed-end funds, as classified by Lipper. The thirteen funds in the Expense Group had average net common share assets ranging from $112.7 million to $307.4 million. One of the other Expense Group funds was larger than the Fund and eleven were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked twelfth among the funds in the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked tenth among the funds in the Expense Group compared on the basis of common share assets only and was ranked twelfth among the funds in the Expense Group compared on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked fourth among the funds in the Expense Group compared on the basis of common share assets only and ranked tenth among the Expense Group funds compared on the basis of common share and leveraged assets (first being lowest and, therefore, best in these expense components. Each of the Fund’s expense components was worse (i.e., higher) than the Expense Group median for that expense component, except for the Fund’s actual total expenses when compared on the basis of common share assets only. The Board noted that the limited operating history of the Fund and the small number of funds in the Expense Group made meaningful expense comparisons difficult. The Manager questioned the Fund’s classification as a leveraged high yield closed-end fund, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with

Western Asset Middle Market Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the Fund was not profitable to the Manager during the period covered by the analysis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

36	Western Asset Middle Market Income Fund Inc.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Middle Market Income Fund Inc.	37

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Middle Market Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

38	Western Asset Middle Market Income Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Middle Market Income Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Senior Adviser to Chief Executive Officer (since 2016), formerly, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (2015 to 2016) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2007); formerly, CFO, Press Ganey Associates (health care informatics company) (2012 to 2014); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

40	Western Asset Middle Market Income Fund Inc.

Interested Director and Officer:
Jane Trust, CFA[1]
Year of birth	1962
Position(s) held with Fund	Director, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	155
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Middle Market Income Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	Western Asset Middle Market Income Fund Inc.

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund	Treasurer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Middle Market Income Fund Inc.	43

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Middle Market Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Middle Market Income Fund Inc.	45

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 30170, College Station, TX 77842-3170 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

46	Western Asset Middle Market Income Fund Inc.

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.**

211 Quality Circle, Suite 210

College Station, TX 77845-4470

**	Effective March 14, 2016, Computershare Inc serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX166367 6/16 SR16-2774

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period and year ending April 30, 2015 and April 30, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in 2015 and $38,000 in 2016.

b) Audit-Related Fees. The aggregate fee billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fee billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2015 and $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Middle Market Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Middle Market Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the period in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the period in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Middle Market Income Fund Inc.., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2015 and 100% for 2016; Tax Fees were 100% for 2015 and 100% for 2016 ; and Other Fees were 100% for 2015 and 100% for 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Middle Market Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Middle Market Income Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Middle Market Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Middle Market Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Policy

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Christopher N. Jacobs Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	109	$169.6 billion	None	None
	Other Pooled Vehicles	267	$87.8 billion	8	$1.5 billion
	Other Accounts	609	$174.4 billion	67	$17.4 billion
Michael C. Buchanan‡	Other Registered Investment Companies	42	$40.3 billion	None	None
	Other Pooled Vehicles	80	$35.1 billion	4	$1.1 billion
	Other Accounts	189	$52.4 billion	21	$6.6 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	9	$3.3 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

Christopher Jacobs‡	Other Registered Investment Companies	1	$270 million	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of

1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2016.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A
Christopher N. Jacobs	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 29, 2016